                                                                     EXHIBIT 7.B



                                  CONSENT OF
                             MAYER, BROWN & PLATT


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the Additional Information section comprising a part of Post-Effective Amendment No. 4 to the Form S-6 Registration Statement of Security Life Separate Account L1 with respect to File No. 33-88148.



                                 /s/
                                 ----------------------------------
                                 MAYER, BROWN & PLATT



Washington, D.C.
February 18, 1998